6. PROPERTY, PLANT & EQUIPMENT (Details) - USD ($)	Jun. 30, 2015	Jun. 30, 2014
Property, Plant and Equipment [Abstract]
Land	$ 217,000	$ 217,000
Building and improvements	3,532,375	3,520,872
Manufacturing equipment	3,965,750	3,710,127
Office equipment	407,191	399,583
Construction in process	35,700	0
Total, at cost	8,158,016	7,847,582
Less, accumulated depreciation	(3,993,104)	(3,465,379)
Property, Plant & Equipment, Net	$ 4,164,912	$ 4,382,203